As filed with the Securities and Exchange Commission on January 7, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

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CENTAUR MUTUAL FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

Not Applicable

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Proxy Statement

January 7, 2019

Important Voting Information Inside

Centaur Total Return Fund (TILDX)

Please vote immediately!

You can vote through the internet, by telephone, or

by mail. Details on voting can be found on

your proxy card.

Centaur Mutual Funds Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

SPECIAL MEETING OF SHAREHOLDERS

Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the Chairman and DCM Advisors, LLC	4
Notice of Special Meeting of Shareholders	7
Important Information to Help You Understand the Proposals	9
Proxy Statement	13
Proposal 1: To approve a proposed new investment advisory agreement to be entered into by and between Centaur Mutual Funds Trust, on behalf of the Centaur Total Return Fund, and DCM Advisors, LLC	14
Proposal 2: To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes	22
Additional Information Regarding Shareholders And Voting Requirements	22
Additional Information Regarding the Operation of the Fund	23
Other Matters	26
Exhibit A: Form of the proposed new investment advisory agreement to be entered into by and between Centaur Mutual Funds Trust, on behalf of the Centaur Total Return Fund, and DCM Advisors, LLC.	A-1
Exhibit B: Form of the proposed new expense limitation agreement to be entered into by and between Centaur Mutual Funds Trust, on behalf of the Centaur Total Return Fund, and DCM Advisors, LLC.	B-1

Centaur Mutual Funds Trust

January 7, 2019

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Centaur Total Return Fund (the “Fund”), the sole series of the Centaur Mutual Funds Trust (the “Trust”), to be held at 10:00 a.m., Eastern time, on February 22, 2019 at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Formal notice of the Meeting appears after this letter, followed by a Proxy Statement.

At the Meeting, shareholders will be asked to vote on a proposal to approve a new investment advisory agreement on behalf of the Fund and to transact any other business that may properly come before the Meeting. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided, or by voting by telephone or through the internet at your earliest convenience.

The reason for the meeting is that Malcolm “Zeke” Ashton, who was the Fund’s portfolio manager and is the controlling owner of Centaur Capital Partners, L.P., which, until November 16, 2018, served as the investment advisor of the Fund (the “Former Advisor”) decided to retire from the asset management business and notified the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) of the Former Advisor’s intention to resign as investment advisor to the Fund. The Board determined, after careful consideration, that the best interests of the Fund and its shareholders could be best served by the selection of a suitable new investment advisor. The Board performed an independent search for a suitable successor. After careful consideration, including a series of meetings between October 11, 2018, and November 1, 2018, and a detailed review of information provided by the proposed replacement investment advisor, the Board selected and is recommending DCM Advisors, LLC (the “New Advisor” or “DCM”) as the new investment advisor for the Fund. DCM is registered with the U.S. Securities and Exchange Commission and is located in New York City. Additional information about DCM is described in the Proxy Statement.

After the Board determined to recommend the New Advisor as the new investment advisor for the Fund, the Fund entered into an interim investment advisory agreement with the New Advisor (the “Interim Advisory Agreement”), effective November 16, 2018, on substantially the same terms as the then-current investment advisory agreement (the “Former Advisory Agreement”) between the Fund and the Former Advisor, except for certain terms described in the Proxy Statement. Since the effective date of the Interim Advisory Agreement, Dr. Vijay Chopra and Gregory Serbe from the New Advisor have served as portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Dr. Chopra has over 25 years’ experience in the investment advisory business and Mr. Serbe has over 45 years’ experience in the investment advisory business.

The Board is now requesting that shareholders approve a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and the New Advisor, which will be on substantially the same terms as the Former Advisory Agreement, except that under the New Advisory Agreement the investment advisory fee payable to the New Advisor will be lower than the investment advisory fee payable to the Former Advisor under the Former Advisory Agreement. If approved by the Fund’s shareholders, the New Advisory Agreement, which will have an initial term of 2 years and which may be extended by the Board on an annual basis thereafter, will replace the Interim Advisory Agreement effective immediately upon the final adjournment of the Meeting. Dr. Chopra and Mr. Serbe are expected to remain as portfolio managers for the Fund under the New Advisory Agreement. Additionally, if the New Advisory Agreement is approved, the New Advisor has agreed to enter into a new expense limitation agreement that will lower the Fund’s expense cap. The new expense limitation agreement will have a term through February 28, 2021 and will be subject to renewal.

After careful consideration, the Board has unanimously approved the New Advisory Agreement and recommends that you vote “FOR” approval of the New Advisory Agreement for the Fund.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than 11:59 p.m., Eastern time, on February 21, 2019.

You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage prepaid return envelope provided. In addition to voting by mail you may also vote either by telephone or through the internet as follows:

	TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Proxy Statement and have the enclosed proxy card at hand	1)	Read the Proxy Statement and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

Although you may vote in person at the Meeting, you are encouraged to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call Okapi Partners, LLC, the Fund’s proxy solicitor, toll free at 1-888-785-6673.

Sincerely,

James Speed
Chairman, Centaur Mutual Funds Trust

Andrew Greenstein
Acting CEO, DCM Advisors, LLC

Centaur Mutual Funds Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 10:00 A.M., EASTERN TIME, ON FEBRUARY 22, 2019. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT www.okApivote.com/centaur OR BY CALLING OKAPI PARTNERS, LLC TOLL FREE AT 1-888-785-6673.

To the Shareholders of the Centaur Total Return Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Centaur Total Return Fund (the “Fund”), the sole series of the Centaur Mutual Funds Trust (the “Trust”), will be held at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 at 10:00 a.m., Eastern time, on February 22, 2019. The purpose of the Meeting is to consider and vote on the following matters:

1.	To approve a proposed new investment advisory agreement (“New Advisory Agreement”) to be entered into by and between the Trust, on behalf of the Fund, and DCM Advisors, LLC (the “New Advisor” or “DCM”).

2.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

It is not anticipated that any matter other than the approval of the New Advisory Agreement will be brought before the Meeting. Shareholders of record of the Fund as of the close of business on December 10, 2018, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Trust are included herewith. If you need directions to the Meeting, please call the Okapi Partners, LLC, the Fund’s proxy solicitor, at the number stated above.

The Board of Trustees of the Trust has approved the New Advisory Agreement and recommends that you vote “FOR” the New Advisory Agreement.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees,

Simon Berry
Secretary, Centaur Mutual Funds Trust

Dated: January 4, 2019

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement. We have provided you with the following questions and answers to give you a general overview of some of the important information in the Proxy Statement.

QUESTIONS AND ANSWERS

Q. What is happening? Why did I get this package of materials?

A. You are receiving the enclosed Proxy Statement as a shareholder of the Centaur Total Return Fund (the “Fund”), the sole series of Centaur Mutual Funds Trust (the “Trust”), in connection with a special meeting of shareholders of the Fund (the “Meeting”) scheduled to be held at 10:00 a.m., Eastern Time, on February 22, 2019. All holders of Fund shares as of the close of business on December 10, 2018 (the “Record Date”), are entitled to attend and vote at the Meeting.

Q: What am I being asked to vote on?

A: You are being asked to approve the following proposals (the “Proposals” and each a “Proposal”):

(i)	To approve a proposed new investment advisory agreement (the “New Advisory Agreement”) to be entered into by and between the Trust, on behalf of the Fund, and DCM Advisors, LLC; and

(ii)	To transact any other business (none is currently contemplated) that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Q. How does the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) recommend that I vote with respect to each Proposal?

A. After careful consideration of the Proposals, the Board, including each of the Independent Trustees, unanimously recommends that you vote FOR each of the Proposals.

Q: Why am I being asked to vote on the New Advisory Agreement?

A: The reason for the meeting is that Malcolm “Zeke” Ashton, who was the Fund’s portfolio manager and is the controlling owner of Centaur Capital Partners, L.P., which, until November 16, 2018, served as the investment advisor of the Fund (the “Former Advisor”) decided to retire from the asset management business and notified the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) of the Former Advisor’s intention to resign as investment advisor to the Fund.

The Board determined, after careful consideration, that the best interests of the Fund and its shareholders could be best served by the selection of a suitable new investment advisor. The Board performed an independent search for a suitable successor. After careful consideration, the Board selected and agreed to recommend to shareholders of the Fund DCM Advisors, LLC (the “New Advisor” or “DCM”) as the new investment advisor for the Fund. As a result, the Board approved the Fund entering into an interim investment advisory agreement with the New Advisor (the “Interim Advisory Agreement”) on substantially the same terms as the then-current investment advisory agreement (the “Former Advisory Agreement”) between the Fund and the Former Advisor.

The Board also unanimously approved the New Advisory Agreement. However, under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the New Advisory Agreement requires shareholder approval by the Fund’s shareholders in order to become effective with respect to the Fund. Therefore, the Board is submitting the New Advisory Agreement to shareholders for approval. If approved, the New Advisory Agreement will replace the Interim Advisory Agreement effective upon the final adjournment of the Meeting. The New Advisory Agreement provides for a lower investment advisory fee than the Former Advisory Agreement. Additionally, if the New Advisory Agreement is approved, the New Advisor has agreed to enter into a new expense limitation agreement that will lower the Fund’s expense cap, as described in the Proxy Statement.

The New Advisor, DCM, is an investment advisor registered with the U.S. Securities and Exchange Commission and is located in New York City. Although DCM has no direct experience as an investment advisor to a mutual fund prior to assuming the role of investment advisor under the Interim Advisory Agreement, DCM, along with its employees and affiliates, has experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other entities.

Q. Does the Board of Trustees recommend that shareholders vote to approve the New Advisory Agreement?

A. Yes, the Board of Trustees unanimously recommends that the shareholders of the Fund vote to approve the New Advisory Agreement. The various factors the Board of Trustees considered in making this determination are described in the Proxy Statement.

Q: When would the New Advisory Agreement take effect?

A: If approved by the Fund’s shareholders, the New Advisory Agreement would take effect immediately.

Q: How does the New Advisory Agreement differ from the Former Advisory Agreement and the Interim Advisory Agreement?

A: The terms and conditions of the New Advisory Agreement are substantially identical to those of the Former Advisory Agreement and the Interim Advisory Agreement, except: (1) that the advisory fee to be paid to the New Advisor under the New Advisory Agreement will be lower than the advisory fee paid under the Interim Advisory Agreement and under the Former Advisory Agreement and (2) with respect to certain unique terms required under the Investment Company Act of the Interim Advisory Agreement, as described in the Proxy Statement.

Q: Will the approval of the New Advisory Agreement increase the fees payable by the Fund under the Former Advisory Agreement?

A: No. The advisory fee payable by the Fund to the New Advisor under the New Advisory Agreement will be lower than the advisory fee payable to the Former Advisor under the Former Advisory Agreement. In addition, the New Advisor has agreed to lower the Fund’s expense cap pursuant to a new expense limitation agreement, as described in the Proxy Statement.

Q: Will the approval of the New Advisory Agreement change the current management of the Fund?

A: No. The New Advisor assumed responsibility for management of the Fund pursuant to the Interim Advisory Agreement on November 16, 2018. Since that time the portfolio managers of the Fund have been Dr. Vijay Chopra and Gregory Serbe. Dr. Chopra has over 25 years’ experience in the investment advisory business and Mr. Serbe has over 45 years’ experience in the investment advisory business. Upon the approval of the New Advisory Agreement, the New Advisor will continue to serve as the Fund’s investment advisor and it is anticipated that Dr. Chopra and Mr. Serbe will continue to serve as portfolio managers of the Fund under the New Advisory Agreement.

Q: Who is eligible to vote?

A: Shareholders of record of the Fund at the close of business on December 10, 2018 are entitled to be present and to vote at the Meeting. Each shareholder is entitled to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of the net asset value of each share (including fractional shares) held by such shareholder on the Record Date.

Q: How do I vote?

A: You can vote in one of the following four ways:

1.	Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;
2.	Call the toll-free telephone number found on the enclosed proxy card;
3.	Go to the website found on the enclosed proxy card and enter the control number that appears on the proxy card; or
4.	Attend the Meeting and vote in person.

Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on any Proposal, your proxy will be voted as you indicate, and any Proposals for which you are entitled to vote but for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

Q: May I revoke my proxy?

A: You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q: What will happen if there are not enough votes to have the Meeting?

A: It is important that shareholders vote by telephone or internet or complete and return signed proxy cards promptly, but no later than 11:59 p.m., Eastern time, on February 21, 2019, to ensure there is a quorum for the Meeting. You may be contacted by officers of the Trust or the New Advisor, or by Okapi Partners, LLC, the Fund’s proxy solicitor, who will assist you in voting your shares. If the Fund has not received sufficient votes to have a quorum at the Meeting or has not received enough votes to approve the New Advisory Agreement and the election of the new Trustees, then the Meeting may be adjourned to a later date so we can continue to seek more votes.

Q: What happens if the Proposals are not approved?

A: If the Proposal is not approved with respect to the Fund’s New Advisory Agreement, then the New Advisory Agreement will not take effect. If the New Advisory Agreement is not approved, then Interim Advisory Agreement will continue in effect until its expiration. If the Interim Advisory Agreement expires prior to shareholders approving the New Advisory Agreement, then the Board will take such action as it deems to be in the best interests of the Fund, which may mean closing and liquidating the Fund. The Proxy Statement contains additional information regarding the Interim Advisory Agreement.

Q: Who will pay for the proxy solicitation?

A: The New Advisor has agreed to assume all costs, fees and expenses incurred by the Fund in connection with the Meeting and proxy statement, including legal and accounting fees and costs associated with the solicitation of proxies with respect to the Proposals (including the fees of Okapi Partners, LLC as proxy solicitor). The Fund will not bear any of these costs.

Q: Whom should I call for additional information about the Proxy Statement?

A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call Okapi Partners, LLC, the Fund’s proxy solicitor, toll free at 1-888-785-6673.

CENTAUR MUTUAL FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 22, 2019

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of Centaur Mutual Funds Trust, a Delaware statutory trust (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of the Centaur Total Return Fund (the “Fund”), the sole series of the Trust, or at any adjournment thereof. The principal address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. This Proxy Statement and form of proxy were first mailed to shareholders on or about January 7, 2019.

The Meeting is being held for the following purposes:

1.	To approve a proposed new investment advisory agreement to be entered into by and between the Trust, on behalf of the Fund, and DCM Advisors, LLC (the “New Advisor” or “DCM”); and

2.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record of the Fund as of the close of business on December 10, 2018, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a Proposal will be voted for that Proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Meeting.

The Trust has retained Okapi Partners, LLC to solicit proxies for the Meeting. Okapi Partners, LLC is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees, fiduciaries and shareholders, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $21,130 and will be paid by the New Advisor.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust or the New Advisor without cost to the Fund, or by Okapi Partners, LLC. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. The New Advisor will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	TO APPROVE A PROPOSED NEW ADVISORY AGREEMENT, TO BE ENTERED INTO by and between THE TRUST, on behalf of the Fund, and DCM ADVISORS, LLC.

Background. Malcolm “Zeke” Ashton was previously the Fund’s portfolio manager and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Ashton is also the managing partner and controlling owner of Centaur Capital Partners, L.P., which, until November 16, 2018, served as the investment advisor of the Fund (the “Former Advisor”).

Earlier this year, Mr. Ashton notified the Board of his decision to retire from full-time asset management and the Former Advisor’s intention to resign as investment advisor of the Fund. The Board determined, after careful consideration, that the best interests of the Fund and its shareholders could be best served by the selection of a suitable new investment advisor. The Board performed an independent search for a suitable successor. After careful consideration, including a series of calls and meetings held between October 11, 2018, and November 1, 2018, and a detailed review of information provided by the proposed replacement investment advisor, the Board decided at in-person meeting on November 1, 2018 (the “November Board Meeting”) to select and to recommend to shareholders of the Fund DCM Advisors, LLC (the “New Advisor” or “DCM”) as the new investment advisor to the Fund. DCM is a registered investment advisor with the U.S. Securities and Exchange Commission (the “SEC”) and is located in New York, New York.

At the November Board Meeting, the Board also decided that the Fund should enter into an interim investment advisory agreement (the “Interim Advisory Agreement”) with New Advisor on substantially the same terms as the then-current investment advisory agreement (the “Former Advisory Agreement”) between the Fund and the Former Advisor. The Interim Advisory Agreement became effective on November 16, 2018 and since that time the portfolio managers of the Fund have been Dr. Vijay Chopra and Gregory Serbe.

Also at the November Board Meeting, the Board unanimously approved the New Advisory Agreement. However, under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the New Advisory Agreement requires shareholder approval by the Fund’s shareholders in order to become effective with respect to the Fund. Therefore, the Board is submitting the New Advisory Agreement to shareholders for approval. If approved, the New Advisory Agreement, which will have an initial term of 2 years and which may be extended by the Board on an annual basis thereafter, will replace the Interim Advisory Agreement effective upon the final adjournment of the Meeting. The New Advisory Agreement provides for a lower investment advisory fee than the Former Advisory Agreement. Additionally, if the New Advisory Agreement is approved, the New Advisor has agreed to enter into a new expense limitation agreement that will lower the Fund’s expense cap, as described below.

Termination of the Former Advisory Agreement. In connection with Mr. Ashton’s decision to retire from the asset management business and the Former Advisor’s notice of its intention to resign as investment advisor to the Fund, the Former Advisor and the Trust, on behalf of the Fund, agreed to terminate the Former Advisory Agreement, effective at the end of the day on November 15, 2018. The Former Advisory Agreement, which was dated September 3, 2013, was approved by shareholders of the Fund at a shareholder meeting on August 30, 2013. The Former Advisory Agreement was last approved and renewed by the Board, including a majority of the members of the Board (individually a “Trustees” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act, of the Trust (the “Independent Trustees”), at an in-person meeting held on June 19, 2018.

Under the Former Advisory Agreement, the Former Advisor received from the Fund an advisory fee equal to an annualized rate of 1.50% of the average daily net assets of the Fund, calculated as of the last business day of each month and paid within 15 days thereafter. In addition, the Former Advisor and the Fund entered into an expense limitation agreement under which the Former Advisor agreed to reduce the amount of the advisory fee to be paid to the Former Advisor by the Fund and assume other expenses of the Fund through the period ending February 28, 2020, if necessary, in an amount that limits Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures with are capitalized in accordance with generally accepted accounting principles, other expenses not incurred in the ordinary course of the Fund’s business, dividend expenses on securities sold short, acquired fund fees and expenses, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act) to not more than 1.95% of the average daily net assets of the fund for any fiscal year (the “Former ELA”). Upon the termination of the Former Advisory Agreement the Former ELA terminated.

Interim Advisory Agreement. In anticipation of the termination of the Former Advisory Agreement, the Board, including a majority of the Independent Trustees, at the November Board Meeting, after careful consideration, approved the Interim Advisory Agreement, providing for, among other things, payment of the same advisory fee as paid to the Former Advisor under the Former Advisory Agreement. The Interim Advisory Agreement became effective November 16, 2018 upon the termination of the Former Advisory Agreement. Pursuant to Rule 15a-4 under the Investment Company Act, the Interim Advisory Agreement did not require shareholder approval.

In deciding to approve the Interim Advisory Agreement, the Board determined, among other things, that the compensation under the Interim Advisory Agreement is no greater than the compensation the Former Advisor would have received under the Former Advisory Agreement.

Terms and Conditions of the Interim Advisory Agreement. As required under Rule 15a-4 under the Investment Company Act, the terms and conditions of the Interim Advisory Agreement are the same as the Former Advisory Agreement, with the following exceptions:

(1)	The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the effective date of the Interim Advisory Agreement (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement;

(2)	The Interim Advisory Agreement may be terminated by the Fund, upon a vote of the Board or a majority of the Fund’s outstanding shares, without penalty, on 10 calendar days’ written notice to the New Advisor;

(3)	Such other difference in terms and conditions as the Board, including a majority of the Independent Trustees, found to be immaterial.

In addition, at the November Board Meeting, the Board approved an interim expense limitation agreement (the “Interim ELA”) between the New Advisor and the Trust, on behalf of the Fund. The Interim ELA become effective on November 16, 2018, and its terms are substantially similar to the terms of the Former ELA, except that the Interim ELA will expire at the end term of the Interim Advisory Agreement.

The New Advisory Agreement. At the November Board Meeting, the Board, including a majority of the Independent Trustees, after careful consideration, approved the New Advisory Agreement to replace the Interim Advisory Agreement, subject to the approval of the Fund’s shareholders. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. The terms and conditions of the New Advisory Agreement are substantially identical to those of the Former Advisory Agreement, except for the reduced advisory fee under the New Advisory Agreement and the term provisions described below. The New Advisor has also agreed to lower the Fund’s expense cap pursuant to a new expense limitation agreement (the “New ELA”), as described below.

Investment Management Services. As is the case under the Interim Advisory Agreement, the New Advisor has agreed under the New Advisory Agreement to provide the following services to the Fund:

(1) manage the investment and reinvestment of the assets of the Fund;

(2) continuously review, supervise, and administer the investment program of the Fund;

(3) determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Fund;

(4) provide the Trust and the Fund with records concerning its activities under the New Advisory Agreement which the Trust and the Fund are required to maintain; and

(5) render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities.

Advisory fees. Under the New Advisory Agreement, the New Advisor will receive an advisory fee from the Fund, computed and accrued daily and paid monthly, which is less than the advisory fee the New Advisor is receiving under the Interim Advisory Agreement and that the Former Advisor received under the Former Advisory Agreement. Under the New Advisory Agreement, the New Advisor will receive an advisory fee equal to an annualized rate of 0.75% of the average daily net assets of the Fund, calculated as of the last business day of each month and paid within 15 days thereafter. As noted above, the Former Advisor received an advisory fee equal to an annualized rate of 1.50% of the average daily net assets of the Fund, calculated as of the last business day of each month and paid within 15 days thereafter.

New Expense Limitation Agreement. At the November Board Meeting, the Board also approved the New ELA between the New Advisor and the Trust, on behalf of the Fund. The New ELA will become effective upon the approval of the New Advisory Agreement. The New ELA is substantially similar to the Former ELA, except that the New Advisor agreed to lower the expense cap under the New ELA. Under the terms of the New ELA, the New Advisor has agreed to reduce the amount of the advisory fee to the paid to the New Advisor by the Fund and assume other expenses of the Fund through the period ending February 28, 2021, if necessary, in an amount that limits Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures with are capitalized in accordance with generally accepted accounting principles, other expenses not incurred in the ordinary course of the Fund’s business, dividend expenses on securities sold short, acquired fund fees and expenses, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act) to not more than 1.50% of the average daily net assets of the Fund for any fiscal year. As noted above, the Former Advisor agreed to an expense cap of 1.95% under the Former ELA.

Term of the New Advisory Agreement. If the New Advisory Agreement is approved by shareholders of the Fund, it will become effective with respect to the Fund immediately upon the final adjournment of the Meeting. The New Advisory Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by: (1) the Board of Trustees, or (2) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund. In either event, continuance of the New Advisory Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

Termination. The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees or by the New Advisor. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act and the rules thereunder.

The proposed New Advisory Agreement is attached hereto as Exhibit A and the proposed New ELA is attached hereto as Exhibit B. The description of the New Advisory Agreement and New ELA set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit A and Exhibit B, respectively.

Other Information. The Fund did not pay any advisory fees to the New Advisor during the fiscal year ended October 31, 2018. For the Fund’s fiscal year ended October 31, 2018, the Former Advisor earned fees in the amount of $391,490, before advisory fee waivers and/or expense reimbursement of $158,834. If the proposed fee reduction for the New Advisory Agreement had been in place during the fiscal year ended October 31, 2018, the Former Advisor would have received $120,952 in net advisory fees, representing a 48% reduction in advisory fees.

Evaluation by the Board of Trustees

The Investment Company Act requires that the Board of Trustees, including the Independent Trustees, review the Fund’s advisory contracts and consider whether to approve them and recommend that shareholders of the Fund approve them. On October 11, 2018 and November 1, 2018, the Board of Trustees, including all Independent Trustees, met to consider and discuss the retention of DCM to replace the Former Advisor as the investment advisor to the Fund. As described in further detail below, on October 22, 2018, the Board made a detailed request for information from DCM in connection with the Board’s consideration of the approval of the Interim Advisory Agreement and the New Advisory Agreement with DCM, and DCM promptly responded to that request. The Board of Trustees, including all Independent Trustees, conferred with representatives of DCM to evaluate the qualifications of DCM to serve as, and associated considerations surrounding the advisability of retaining DCM as, investment advisor to the Fund. Finally, at an in-person meeting on November 1, 2018, the Trustees, including all of the Independent Trustees, unanimously approved the Interim Advisory Agreement, unanimously approved the New Advisory Agreement and unanimously recommended that the shareholders of the Trust vote in favor of the approval of the New Advisory Agreement. The Board also approved the Fund’s entry into the New ELA upon shareholder approval of the New Advisory Agreement.

As described above, the Board requested and received detailed information from the New Advisor. The information requested and received by the Board included, among other information, the following:

•	A description of the nature and extent of the services that are to be rendered to the Fund by the New Advisor, including relevant details regarding the quality, cost and type of services that are projected to be provided in the next two years;

•	Information regarding DCM, including its corporate structure, experience and personnel;

•	Information regarding the proposed portfolio managers, including their investment management experience;

•	A copy of the New Advisor’s most recent Form ADV (Part 1 and Parts 2A & 2B) and disclosure of any material changes to the materials contained therein since the date for the Form ADV;

•	A description of any anticipated proposed changes to the investment objective and/or strategies of the Fund;

•	A copy of the New Advisor’s most recent financial statements;

•	A description of the financial wherewithal of DCM to fulfill its obligations under the New Advisory Agreement;

•	A description of the assets under management of the New Advisor;

•	A description of any indirect benefits that the New Advisor may receive from its relationship to the Fund;

•	A description of the profitability the New Advisor expects to derive from its relationship with the Fund and an indication of whether the New Advisor intends to enter into an expense limitation agreement with the Fund;

•	A description of the New Advisor’s program for insuring compliance with applicable laws, the New Advisor’s business continuity and disaster recovery policies, and the New Advisor’s cybersecurity policies and procedures; and

•	A description of any ideas the New Advisor has for future growth of the Fund, improvement in efficiency of the Fund’s operations or improved services to the Fund’s shareholders.

Throughout their deliberations, the Independent Trustees were assisted by counsel, who provided the Board with a memorandum regarding its responsibilities with respect to the approval of the New Advisory Agreement.

After reviewing and considering such information and materials as they deemed necessary, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement to the Fund’s shareholders.

In determining whether to approve the New Advisory Agreement, the Trustees considered the best interests of the Fund and its shareholders. The Board considered, among other things: (1) the nature, extent and quality of the services to be provided by the New Advisor; (2) the investment management capabilities and experience of the New Advisor; (3) the performance of the New Advisor; (4) the costs of the services to be provided and profits to be realized by the New Advisor from its relationship with the Fund; (5) the extent to which economies of scale may be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors; (6) the New Advisor’s practices regarding brokerage and portfolio transactions; (7) possible conflicts of interest; and (8) other topics or issues.

Nature, Extent and Quality of Services to be provided by the New Advisor. In this regard, the Board reviewed the services to be provided by DCM to the Fund including, without limitation, its experience and personnel, the background and experience of the anticipated portfolio managers, Dr. Chopra and Mr. Serbe, DCM’s compliance procedures and practices, and its marketing plan to promote the Fund and assist in distribution of its shares. After reviewing the foregoing information and further information provided by DCM (e.g., descriptions of DCM’s business and its Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by DCM are satisfactory and adequate for the Fund.

The investment management capabilities and experience of the New Advisor. In this regard, the Board considered DCM’s representation that it will manage the Fund in accordance with the Fund’s current investment objective and strategies. The Board reviewed DCM’s description of its expected process for selecting securities for the Fund. The Board also considered the experience of DCM and its affiliates in managing client assets, DCM’s total amount of assets under management, and the portfolio management experience of Dr. Chopra and Mr. Serbe. Following discussion of DCM’s experience as an investment advisor and other factors, the Board concluded that the investment management capabilities of DCM was satisfactory.

The Performance of the New Advisor. In this regard, the Board reviewed the investment performance of the New Advisor in managing investments for other clients with investment objectives and strategies similar to, or overlapping in whole or in part, with those of the Fund. After evaluating the performance of the New Advisor in such capacities, the Board concluded that the performance of the New Advisor was satisfactory.

Cost of Services and Projected Profits of the New Advisor with respect to the Fund. In this regard, the Board considered DCM’s staffing, personnel, and methods of operating; the financial condition of DCM and its parent organization, Dinosaur Group Holdings, LLC, a Delaware limited liability company (“DGH”), and the level of commitment to the Fund; the asset levels of the Fund; and the overall expenses of the Fund, including the advisory fees under the New Advisory Agreement. The Board noted that under the New Advisory Agreement, the Fund would pay a lower advisory fee than the advisory fee under the Former Advisory Agreement. The Board also noted that DCM has agreed to the New ELA which has a lower expense cap than the expense cap under the Former ELA. The Board further took into account DCM’s commitment to continue the expense limitation agreement for the Fund until at least February 28, 2020.

The Board also considered potential benefits to DCM in managing the Fund, including promotion of DCM’s name and the ability to place accounts in the Fund which DCM is currently unable to manage due to lack of custodian relationships or platform access. The Board compared the fees and expenses of the Fund (including the advisory fee under the New Advisory Agreement) to the average and median advisory fees and expense ratios of funds in the Morningstar 50% - 70% Equity Allocation category under $50 million, True No-Load, and other funds within Morningstar categories comparable to the Fund. In considering the comparison of fees and expense ratios between the Fund and comparable funds, the Board looked at the differences in the types of funds being compared, the style of investment management, the size of comparable funds and the nature of the investment strategies. The Board noted that advisory fee under the New Advisory Agreement will be equal to the median advisory fee of other funds within Morningstar categories comparable to the Fund and lower than the average advisory fee of other funds within the category. The Board also noted that while the net expense ratio of the Fund will be higher than the average and median of other funds within Morningstar categories comparable to the Fund, it will be less than the highest net expense ratio. The Board also compared the advisory fee under the New Advisory Agreement to the fees DCM charges other clients. The Board noted that the fee structure applicable to DCM’s other clients was not indicative of any unreasonableness with respect to the advisory fee under the New Advisory Agreement. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee to be paid to DCM by the Fund under the New Advisory Agreement is fair and reasonable in relation to the nature and quality of the services to be provided by DCM.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the proposed fee arrangement of the Fund with DCM involves both an advisory fee and an expense limitation agreement. The Board determined that, while the proposed advisory fee under the New Advisory Agreement remains the same at all asset levels, the Fund will experience benefits from a lower advisory fee under the New Advisory Agreement. Additionally, the Board determined that the Fund will benefit from the lower expense cap under the New ELA and will continue to experience benefits from the expense limitation agreement until the Fund’s assets grow to a level where its expenses otherwise fall below the expense cap limit. In addition, the Board noted that the Fund will benefit from economies of scale under its agreements with service providers other than the New Advisor. Following further discussion of the asset level of the Fund and expectations for growth and levels of fees, the Board determined that the Fund’s proposed fee arrangements with DCM will provide benefits through the expense limitation agreements and that, at the Fund’s current and projected asset levels, the Fund’s proposed arrangement with DCM is fair and reasonable.

DCM’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered DCM’s expected portfolio turnover rates for the Fund in the first year and thereafter. The Board also considered DCM’s policies and procedures, to seek best execution for the Fund’s portfolio transactions. The Board considered the process by which evaluations will be made of the overall reasonableness of commissions paid; DCM’s method and basis for selecting and evaluating broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with DCM; and the extent to which the DCM anticipates allocating portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further review and discussion, the Board determined that DCM’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of DCM’s personnel to be assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or DCM’s other accounts; the process for allocating trades amongst DCM’s clients; the method for bunching of portfolio securities transactions; and the substance and administration of the DCM’s code of ethics, specifically as it relates to possible conflicts of interest. Following further consideration and discussion, the Board found for the Fund that DCM’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Other topics or issues. In this regard, the Board considered DCM’s current compliance policies and procedures and its intended program of compliance policies and procedures related to serving as an investment advisor to a mutual fund. The Board also considered DCM’s insurance coverage, risk management program and clean regulatory history. After further review and discussion, the Board indicated its satisfaction with the DCM’s operations as they related to the Fund.

Following its consideration of all of the foregoing, as well as other factors, the Board of Trustees unanimously concluded that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders. Following its consideration of all of the foregoing and taking into account the totality of all factors discussed at the November Board Meeting and previous meetings, the Board of Trustees, including a majority of the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement by shareholders of the Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement and recommend approval to the Fund’s shareholders and each Trustee may have attributed different weights to the various factors noted above. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

As previously stated, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement. The terms of the Interim Advisory Agreement are substantially identical to those of the Former Advisory Agreement and the New Advisory Agreement, except that the duration of the Interim Advisory Agreement is limited and the advisory fees under the New Advisory Agreement are lower.

Following the Board’s approval of the Interim Advisory Agreement and the New Advisory Agreement, the Board, including all of the Independent Trustees, met on November 14, 2018 to receive an update from DCM on the measures in place to ensure a smooth transition of advisory services of the Fund to DCM.

Shareholder Approval

To become effective with respect to the Fund, the vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement. The vote of a majority of the outstanding shares of the Fund means the vote of the lesser of: (1) 67% or more of the shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

The Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the New Advisory Agreement.

PROPOSAL 2:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION REGARDING SHAREHOLDERS AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on December 10, 2018 (the “Record Date”), as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 1,540,093.031 shares of beneficial interest of the Fund outstanding.

All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

As of the Record Date, to the best of the knowledge of the Fund, no Trustee or officer of the Fund beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Trust (or the Fund) on the Record Date:

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Charles Schwab and Co Inc. Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	194,123.922	12.6%
Charles Schwab & Co Inc. Attn Mutual Funds 211 Main Street San Francisco, CA 94105	187,920.768	12.2%
TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	165,673.783	10.75%

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a Proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a Proposal in favor of such an adjournment and will vote those proxies received that voted against the Proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a Proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any Proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against a Proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

ADDITIONAL INFORMATION REGARDING THE OPERATION OF THE FUND

Investment Advisor

DCM Advisors, LLC was founded in 2001 and is a Delaware limited liability company having a principal office at 475 Park Avenue South, 9th Floor, New York, New York. DCM is a registered investment advisor with the SEC. DCM has provided asset management services since September 1, 2017. Prior to that DCM operated a small wealth advisory business. Although DCM has no direct experience as an investment advisor to a mutual fund prior to assuming the role of investment advisor under the Interim Advisory Agreement, DCM, along with its employees and affiliates, has experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other entities.

DCM is a wholly-owned subsidiary of DGH. The managing member and majority owner of DGH is Glenn A. Grossman. Mr. Grossman’s principal occupation is Chief Executive Officer of DGH. The address for DGH and Mr. Grossman is 470 Park Avenue South, 9th Floor, New York, NY 10016. Andrew Greenstein is the acting CEO of DCM. DCM is affiliated with the following entities which are also wholly-owned subsidiaries of DGH: (i) Dinosaur Financial Group, LLC, an SEC registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA); (ii) Dinosaur Merchant Bank Limited, a UK registered broker-dealer; and (iii) Atlantic Trading and Technical Services, LLC, a technology service provider. In addition, DCM is affiliated with, through DGH’s 48% ownership in, Lisanti Capital Growth, LLC, an SEC registered investment advisor and investment advisor to the Lisanti Small Cap Growth Fund, a series of the Forum Funds, a registered open-end investment company.

The name, address and principal occupation of the principal executive officer and each director of DCM is as follows:

Andrew Greenstein, 470 Park Avenue South, 9th Floor, New York, NY 10016. Mr. Greenstein’s principal occupation is acting CEO of DCM.

Portfolio Managers: Dr. Vijay Chopra and Gregory Serbe have served as portfolio managers of the Fund since November 16, 2018. Dr. Chopra is a Senior Portfolio Manager in the Global and International Equity Group at DCM, which manages several portfolio strategies, primarily though separately managed accounts. Previously, Dr. Chopra managed equity strategies at Lebenthal Asset Management, Roosevelt Investments, Mesirow Financial and Bear Stearns Asset Management. He also has served as portfolio manager with Jacobs Levy Management, Deutsche Asset Management, State Street Global Advisors and Bankers Trust Company, and senior Research Analyst with Frank Russell Company. Dr. Chopra received a degree in electrical engineering from the Indian Institute of Technology. He also received his MBA and PhD in Finance from Vanderbilt University. He has over 25 years’ experience in the investment advisory business. Mr. Serbe is the Senior Portfolio Manager for DCM’s U.S. Municipal Bond Strategy. Prior to joining DCM, he spent a decade as President and Municipal Portfolio Manager for the Municipal Bond division of Lebenthal Asset Management, for which he had worked since 2007. He also was President of the original Lebenthal Asset Management from 1996-2005, when Lebenthal merged with Merrill Lynch (thru Advest). At that time, Mr. Serbe become VP and Portfolio Manager of Merrill Lynch Investment Managers, and its successor company, BlackRock, from 2005 to 2007. Mr. Serbe received his BA from Yale University, his MBA from the University of Chicago Graduate School of Business and his License en Sciences Economiques Appliquees from Louvain University, Louvain, Belgium. He has over 45 years’ experience in the investment advisory business.

No officer or Trustee of the Trust is also an officer, employee or shareholder of the New Advisor.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), whose principal address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the distributor (also known as principal underwriter) of the shares of the Fund. The Distributor is a registered broker-dealer and is a member of FINRA.

Under a Distribution Agreement with the Trust, dated October 31, 2016 (as amended), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor is paid a fee of $8,000 per year by the Fund or its investment advisor for certain distribution-related services.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the New Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Administration, Fund Accounting, Transfer Agency and Other Services

Ultimus Fund Solutions, LLC (the “Administrator”), whose principal address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, perform administration, fund accounting, and transfer agent services to the Fund pursuant to a Master Services Agreement (the “Administration Agreement”).

Pursuant to the Administration Agreement the Fund pays the Administrator a bundled fee for administration, fund accounting and transfer agency services. The Fund also pays the Administrator certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and are paid monthly based on the average net assets, transactions and positions for the prior month, subject to a minimum fee per month.

Annual and Semiannual Reports

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the annual or semi-annual report, please call us toll free at 1-888-484-5766 or write to Centaur Mutual Funds Trust at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Fund’s annual and semi-annual reports are also available, without charge, on the Fund’s website at http://www.dcmmutualfunds.com.

OTHER MATTERS

Shareholder Proposals

As a Delaware statutory trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Simon Berry, Secretary, Centaur Mutual Funds Trust at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Board Meetings During the Most Recent Fiscal Year

The Board held 5 meetings during the most recent fiscal year.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee, care of the Fund, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the Proxy Statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the Proxy Statement or annual report at no charge, or to make any of the aforementioned requests, call us toll free at 1-888-484-5766 or write to Centaur Mutual Funds Trust at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or go to http://www.dcmmutualfunds.com.

By Order of the Board of Trustees,

Simon Berry
Secretary, Centaur Mutual Funds Trust

Date: January 7, 2019

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the internet by following the instructions on your proxy card.

PROXY PROXY

CENTAUR MUTUAL FUNDS TRUST
CENTAUR TOTAL RETURN FUND
SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 22, 2019
TO BE HELD AT 225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OH 45246

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Centaur Total Return Fund (the "Fund"),hereby appoints Simon Berry and Maggie Bull or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on February 22, 2019 at 10:00 a.m., Eastern Time, or at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____

Signature(s) (Title(s), if applicable)

____

____

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(888) 785-6673** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/CENTAUR2019 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on February 22, 2019

Exhibit A

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

BY AND BETWEEN

THE TRUST, ON BEHALF OF THE FUND, AND THE NEW ADVISOR

A-1

 INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (“Agreement”) is made and entered into effective as of ___, 2019, by and between the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust), a Delaware statutory trust (the “Trust”), on behalf of the Centaur Total Return Fund (formerly known as the Tilson Dividend Fund), a series of shares of the Trust (the “Fund”), and DCM Advisors, LLC, a Delaware limited liability company (hereinafter referred to as “Advisor”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust has designated the Fund as series of interests in the Trust; and

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the Fund, and the Advisor is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Obligations of Investment Advisor

(a)       Services. The Advisor agrees to perform the following services (the “Services”) for the Trust:

(1)       manage the investment and reinvestment of the assets of the Fund;

(2)       continuously review, supervise, and administer the investment program of the Fund;

(3)       determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Fund;

(4)       provide the Trust and the Fund with records concerning the Advisor’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5)       render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities.

The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”), as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

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(b)       Expenses and Personnel. The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Advisor shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)       Books and Records. All books and records prepared and maintained by the Advisor for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested.

2.       Fund Transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors. The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice, and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.       Compensation of the Advisor. The Fund will pay to the Advisor an investment advisory fee (the “Fee”) equal to an annualized rate of 0.75% of the average daily net assets of the Fund. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Advisor by the Fund within fifteen (15) days thereafter.

4.       Status of Investment Advisor. The services of the Advisor to the Trust and the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its Services to the Trust and the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

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5.       Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Advisor are or may be interested in the Trust as trustees, stockholders, or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.       Limits of Liability; Indemnification. The Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Advisor for inclusion therein. The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust.

7.       Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)       the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days’ written notice of a decision to terminate this Agreement by (i) a majority of the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)       the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder);

(c)       the Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days’ written notice to the Trust and the Fund; and

(d)       the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8.       Amendments. Subject to the provisions of the Act, no provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

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9.       Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware without regard to the principles of the conflict of laws or the choice of laws.

10.       Representations and Warranties.

(a)       Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Trust as follows: (i) the Advisor is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC’) under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)       Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the SEC under the Act; (iii) shares of the Fund are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.       Compliance Procedures. The Advisor will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

12.       Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund, and (a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

13.       Use of Names. The Trust acknowledges that all rights to the name “DCM” belongs to the Advisor, and that the Trust, if at all, is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

14.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

15.       Notice. Notices of any kind to be given to the Trust hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to: the Centaur Mutual Funds Trust c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246, Attention James H. Speed, Jr., with copies to Ultimus Fund Solutions, LLC at 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246, Attention: Simon Berry, and Thomas W. Steed III, Esq., 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, or to such other address or to such individual as shall be so specified by the Trust to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to DCM Advisors, LLC, 470 Park Avenue South, 9th Floor, New York, NY 10016 Attention: Andrew Greenstein or at such other address or to such individual as shall be so specified by the Advisor to the Trust. Notices shall be effective upon delivery.

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16.       Notice of Change in Membership. The Advisor is hereby obligated to notify the Trust if there is a change in the members of the Advisor’s within a reasonable time after such change takes place.

17.       Counterparts. This Agreement may be executed in any number of counterpart signature pages (including facsimile counterparts), each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above,

CENTAUR MUTUAL FUNDS TRUST

By:	James H. Speed, Jr.
Title:	Trustee and Chairman

DCM ADVISORS, LLC

By:
Title:

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Exhibit B

PROPOSED NEW EXPENSE LIMITATION AGREEMENT

BY AND BETWEEN

THE TRUST, ON BEHALF OF THE FUND, AND THE NEW ADVISOR

B-1

EXPENSE LIMITATION AGREEMENT

This Expense Limitation Agreement (the “Agreement”) is made and entered into effective as of ___________, 2019, by and between the Centaur Total Return Fund (formerly known as the Tilson Dividend Fund) (the “Fund”), a series of shares of the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust), a Delaware statutory trust (the “Trust”), and DCM Advisors, LLC a Delaware limited liability company (the “Advisor”).

WHEREAS, the Trust is a Delaware statutory trust organized under the Certificate of Trust (“Trust Instrument”), dated April 22, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company of the series type;

WHEREAS, the Advisor has previously served as the investment advisor of the Fund pursuant to an Interim Investment Advisory Agreement dated November 16, 2018, between the Trust, on behalf of the Fund, and the Advisor;

WHEREAS, the Trust and the Adviser entered into that certain Interim Expense Limitation Agreement, dated November 16, 2018 (the “Interim ELA”), under which the Adviser agreed to limit the expenses of the Fund in order to maintain the Fund’s expense ratio within a certain operating limit;

WHEREAS, the Adviser has been appointed the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”); and

WHEREAS, the Fund and the Advisor have determined that it is appropriate and in the best interests of the Fund and its shareholders to limit the expenses of the Fund, and, therefore, have entered into this Agreement, in order to maintain the Fund’s expense ratio within the Operating Expense Limit, as defined below;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Expense Limitation.

(a) Applicable Expense Limit. To the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) incurred by the Fund in any fiscal year (the Fund’s “Operating Expenses”), exceed the Operating Expense Limit, as defined in Section 1(b) below, such excess amount (the “Excess Amount”) shall be the liability of the Advisor.

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(b) Operating Expense Limit. The maximum operating expense limit (“Operating Expense Limit”) in any year with respect to the Fund shall be 1.50% of the average daily net assets of the Fund.

(c) Method of Computation. In determining the Advisor’s liability with respect to the Excess Amount, if the Fund’s daily Operating Expenses on an annualized basis exceed the Fund’s Operating Expense Limit based on average daily net, the Advisor hereby authorizes the Fund to directly reduce the amount of the daily investment advisory fees to be paid for by the Fund by the appropriate amount necessary to reimburse the Excess Amount to the Fund. If the amount of the reduced investment advisory fee for any month is insufficient to pay the Excess Amount, the Advisor will then reimburse the Fund directly, on a monthly basis, an amount that, together with the reduced investment advisory fee, is sufficient to pay such Excess Amount.

2.  Term and Termination of Agreement.

This Agreement with respect to the Fund shall continue in effect until __________, and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Non-Interested Trustees”). Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon delivery of written notice at least ninety (90) days prior to the end of the then-current term of the Agreement to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust. Any termination pursuant to this paragraph 2 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement.

3.  Miscellaneous.

(a) Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

(b) Interpretation. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Declaration of Trust or by-laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Fund.

(c) Definitions. Any question of interpretation of any term or provision of this Agreement, including, but not limited to, the investment advisory fee, the computations of net asset values and the allocation of expenses, having a counterpart in or otherwise derived from the terms and conditions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

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(d) Counterparts. This Agreement may be executed in one or more counts part signatures (including facsimile signatures), each of which shall be deemed an original but all of which, when taken together, shall constitute one and the same original instrument

(e) Applicable law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers, thereunto duly authorized, as of the day and year fast above written.

Centaur Mutual Funds Trust,	DCM ADVISORS, LLC
on behalf of the Centaur Total Return Fund

By: James H. Speed	By:
Title: Trustee	Title:

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